Indiana United Bancorp
                                        201 N. Broadway
                                   Greensburg, Indiana  47240


                            NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                               To be held on Tuesday, May 21, 1996

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Indiana United Bancorp (the "Company") will be held in the Conference Center on the second floor of the Company's principal office at 201 N. Broadway, Greensburg, Indiana, on Tuesday the 21st day of May, 1996, at 10:00 A.M. (Eastern Standard Time), for the following purposes:

 1.To elect to the Board of Directors six (6) directors to serve until the next Annual Meeting and until their successors are elected and qualified;

 2.To ratify the appointment of Geo. S. Olive & Co. LLC as the Company's independent accountantsfor the fiscal year ending December 31, 1996; and

 3.To transact such other business as may properly come before the meeting or any adjournment thereof.

Only shareholders of record at the close of business on March 15, 1996 are entitled to notice of and to vote at the Annual Meeting. The transfer books will not be closed.

Whether or not you plan to attend the Annual Meeting, please complete, date and sign the enclosed proxy and mail it promptly in the enclosed stamped envelope. If you are able to attend the meeting and wish to vote your shares personally, you may do so at any time before the proxy is exercised.


                                          By Order of the Board of Directors,




                                          Sue Fawbush
                                          Secretary


Greensburg, Indiana
April 5, 1996

                                 Indiana United Bancorp
                                    201 N. Broadway
                              Greensburg, Indiana  47240

                                     Proxy Statement
                                           For
                              Annual Meeting of Shareholders
                                      May  21, 1996

                                      Introduction

This Proxy Statement is being furnished to shareholders of Indiana United Bancorp, an Indiana corporation (the "Company"), in connection with the solicitation of proxies by the Board of Directors of the Company from holders of record of the Company's outstanding shares of common stock, no par value per share (the "Common Stock"), as of the close of business on March 15, 1996, for use at the Annual Meeting of Shareholders of the Company (the "Annual Meeting") to be held on Tuesday, May 21, 1996, at 10:00 a.m. (Eastern
Standard Time) in the Conference Center on the second floor of the Company's principal office at 201 N. Broadway, Greensburg, Indiana, and at any adjournment or postponement thereof. This Proxy Statement is first being mailed to the Company's shareholders on or about April 5, 1996.

Purposes of the Annual Meeting

At the Annual Meeting, holders of shares of Common Stock will be asked to consider and to vote upon the following matters:

    (i) The election of six directors of the Company who will serve until the 1997 Annual Meeting and until their successors are elected and qualified;

   (ii) To ratify the appointment of Geo. S. Olive & Co. LLC as the Company's independent accountants for the fiscal year ending December 31, 1996; and

  (iii) To transact such other business as may properly come before the AnnualMeeting.

The Board of Directors has unanimously recommended that shareholders vote "FOR" the election of the Board of Director's six nominees for election as directors of the Company, and "FOR" the ratification of the Board of Director's appointment of Geo. S. Olive & Co. LLC as the Company's independent accountants. As of the date of this Proxy Statement, the Board of Directors knows of no other business to come before the Annual Meeting.

Voting Rights and Proxy Information

Only holders of record of shares of Common Stock as of the close of business on March 15, 1996 will be entitled to notice of and to vote at the Annual Meeting or any adjournment or postponement thereof. Such holders of shares of Common Stock are entitled to one vote per share on any matter that may properly come before the Annual Meeting. The presence, either in person or by properly executed proxy, of the holders of a majority of the outstanding shares of Common Stock as of the record date is necessary to constitute a quorum at the Annual Meeting. As of March 15, 1996, there were 1,250,897 shares of Common Stock outstanding.

The affirmative vote of a plurality of the shares of Common Stock represented in person or by properly executed proxy at the Annual Meeting is required to approve the election of each of the Company's nominees for election as a director and to ratify the appointment of Geo. S. Olive & Co. LLC as the Company's independent accountants for the fiscal year ending December 31, 1996.

All shares of Common Stock that are represented at the Annual Meeting by properly exeuted proxies received prior to or at the Annual Meeting and not revoked will be voted at the Annual Meeting in accordance with the instructions indicated in such proxies. If no instructions are indicated, such proxies will be voted for the election of the Board of Director's six nominees for election as directors of the Company and the ratification of the appointment of Geo. S. Olive & Co. LLC as the Company's independent accountants.

Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is voted. Proxies may be revoked by (i) filing with the Secretary of the Company, at or before the Annual Meeting, a written notice of revocation bearing a later date than the proxy, (ii) duly executing a subsequent proxy relating to the same shares of Common Stock and delivering it to the Secretary of the Company at or before the Annual Meeting or (iii) attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not in and of itself constitute a revocation of a proxy). Any written notice revoking a proxy should be sent to the Company, to the attention of Sue Fawbush, Secretary.

The Company will bear the cost of this solicitation. In addition to solicitation by mail, the Company will request banks, brokers, and other custodian nominees and fiduciaries to supply proxy material to the beneficial owners of Common Stock, and will reimburse them for their expenses in so doing. Certain directors, officers and other employees of the Company, not specially employed for this purpose, may solicit proxies, without additional remuneration therefor, by personal interview, mail, telephone, facsimile or other electronic means.

Annual Report

The Company's 1995 Annual Report, which includes consolidated financial statements, accompanies this Proxy Statement.

Principal Shareholders

As of January 31, 1996, the following individuals or entities reported beneficial ownership of Common Stock in excess of 5% of the Company's outstanding Common Stock:

Name and Address                 Number of Shares        Percentage of
of Beneficial Owner              Beneficially Owned (1)  Outstanding Shares
Douglas T. Breeden
100 Europa Drive, Suite 200
Chapel Hill, NC 27514                 118,442                   9.5%

William G. Barron
3211 Frederica Street, Suite E
Owensboro, KY  42301                  107,491(2)                8.6%

Frankie G. Barron
19 C Quail Ridge Court
Owensboro, KY  42301                   78,349(3)                6.3%

Anne M. Padgett
1615 Griffith Avenue
Owensboro, KY  42301                   67,445                   5.4%

Robert E. Hoptry
1098 Country Club Drive
Greensburg, IN 47240                   64,884(4)                5.2%

(1)The information contained in this column is based upon information furnished to the Companyby the named individuals and the shareholder records of the Company. Except where otherwise indicated, this column represents the number of shares beneficially owned, which includes shares as to which a person has sole or shared voting and/or investment power.

(2)Includes 6,862 shares held by Mr. Barron as custodian under the Kentucky Uniform Gifts to Minors Act for the benefit of his children and 4,673 shares held by Mr. Barron in his Individual Retirement Account, over which Mr. Barron has sole voting and investment power. Also includes 8,326 shares over which Mr. Barron has shared voting and investment power with his mother, Frankie G. Barron, asco-trustee of trusts for the benefit of certain family members of Mr. Barron. Also includes 16,252 shares held by Mr. Barron's wife as trustee of a trust for the benefit of Mr. Barron's wife and hischildren, over which Mr. Barron's wife has sole voting and investment power, and 5,356 shares held by Mr. Barron's wife in her Individual Retirement Account, over which Mr. Barron's wife has sole voting and investment power. Mr. Barron disclaims beneficial ownership of all shares in which his wife hassole voting or investment power.

(3)Includes 66,767 shares held by Mrs. Barron as trustee under a trust established by her husband, Jarred M. Barron, for her benefit and for the benefit of certain family members, over which Mrs. Barron has sole voting and investment power. Also includes 8,326 shares over which Mrs. Barron has sharedvoting and investment power with her son, William G. Barron, as co-trustee of various trusts for the benefit of certain family members of Mrs. Barron.

(4)Includes 5,388 shares held by the Company's Retirement and Savings Incentive Plan and 454 shares owned by Mr. Hoptry's wife indirectly through an IRA, with respect to which Mr.Hoptry disclaims beneficial ownership.

                           Election of Directors
                             (Item 1 on Proxy)

A board of six directors of the Company is to be elected at the Annual Meeting, each of whom is to serve, subject to the provisions of the Bylaws, until his successor is duly elected and qualified. The names of the nominees proposed for election as directors, all of whom are presently directors of the Company, are set forth below and the following information is furnished with respect to each:

                                                          Director of
                                                            Company
                   Principal Occupation                   Continuously
Nominee            or Employment (1)               Age       Since
William G. Barron  Chairman and President,Wm. G.   46    April 25, 1989
                   Barron  Enterprises, commercial
                   real estate broker, manager
                   and developer

Philip A. Frantz   Partner, Coldren & Frantz       51    Sept. 16, 1987
                   attorneys

Glenn D. Higdon    President, Marlin Enterprises   50    July 28, 1983
                   Inc., diversified business
                   holding company

Robert E. Hoptry   Chairman of the Board,          57    its incorporation
                   President and Chief                   on March 30,
                   Executive Officer of                  1983
                   the Company (6)

Martin G. Wilson   Farmer                          69    July 28, 1983

Edward J. Zoeller  President, E. M. Cummings       51    March 17, 1994
                   Veneer, Inc., manufacturer of
                   veneered furniture parts

                   Common Stock                          Percentage
                   Beneficially                              of
                   Owned as                              Outstanding
Nominee            of 1/31/96(2)                           Shares
William G. Barron    107,491(3)                           8.6%

Philip A. Frantz       7,600(4)                           less than 1%

Glenn D. Higdon       34,540(5)                           2.7%

Robert E. Hoptry      64,884(7)                           5.2%

Martin G. Wilson      44,477(8)                           3.6%

Edward J. Zoeller      2,783(9)                           less than 1%

All directors and
executive officers
as a group (9  in
number including
the above-named
persons)             264,176                              21%

(1)Except where otherwise indicated, this principal occupation or employment has continued during the past five years.

(2)The information contained in this column is based upon information furnished to the Company by the named individuals and the shareholder records of the Company. Except where otherwise indicated, this column represents the number of shares beneficially owned, which includes shares as to which a person has sole or shared voting and/or investment power.

(3)For information regarding Mr. Barron's beneficial ownership of Common Stock, see footnote (2) under "INTRODUCTION - Principal Shareholders".

(4)Includes 66 shares owned directly by Mr. Frantz's wife, but does not include 440 shares owned by Mr.Frantz's adult children.

(5)Includes 34,100 shares held by Marlin Enterprises, Inc., of which Mr. Higdon is an officer, director and controlling shareholder and with respect to which Mr. Higdon has shared voting and investment power. Also includes 440 shares for the benefit of Mr. Higdon's minor children.

(6)Mr. Hoptry has served as Chairman of the Board, President and Chief Executive Officer of the Company since July 29, 1983.

(7)For information regarding Mr. Hoptry's beneficial ownership of common stock, see footnote 4 under Principal Shareholders Section of this Proxy Statement.

(8)Includes 22,000 shares owned by Mr. Wilson's wife. Does not inclde 11,290 shares owned by Mr.Wilson's three adult children.

(9)Includes 440 shares owned by Mr. Zoeller's wife indirectly through an IRA and 55 shares held jointly with each of his two daughters.

    The Company Board of Directors recommends a vote "FOR" the election of each of the Company's nominees for election as a director.

    Shares of Common Stock of the Company represented by proxies executed and received in the accompanying form will be voted for the election of all of the above nominees as directors of the Company, unless otherwise indicated. The Board of Directors does not contemplate that any of the nominees will be unable to accept election as a director for any reason. However, in the event that one or more of such nominees is unable or unwilling to serve, the persons named in the proxies or their substitutes shall have authority, according to their judgment, to vote or to refrain from voting for other individuals as directors.

    The Board of Directors considers nominations of candidates for election as directors. The Company's Bylaws establish an advance notice procedure for shareholders to make nominations of candidates for election as directors (the "Shareholder Notice Procedure"). The Shareholder Notice Procedure provides that only persons who are nominated by, or at the direction of, the Board of Directors, or by a shareholder who has given timely written notice to the Secretary of the Company prior to the meeting at which directors are to be elected, will be eligible for election as directors of the Company. Under the Shareholder Notice Procedure, to be timely, notice of shareholder nominations to be made at an annual or special meeting must be received by the Company not less than 60 days nor more than 90 days prior to the scheduled date of the meeting (or, if less than 70 days notice or prior public disclosure of the date of the meeting is given, the 10th day following the earlier of (i) the day such notice was mailed or (ii) the day such public disclosure was made).

    Under the Shareholder Notice Procedure, a shareholder's notice to the Company proposing to nominate a person for election as a director must contain certain information, including, without limitation, the identity and address of the nominating shareholder, the number of shares of Common Stock that are owned by such shareholder and all information regarding the proposed nominee that would be required to be included in a proxy statement soliciting proxies for the proposed nominee. If the Chairman of the Board or other officer presiding at a meeting determines that a person was not nominated in accordance with the Shareholder Notice Procedure, such person will not be eligible for election as a director.

    By requiring advance notice of nominations by shareholders, the Shareholder Notice Procedure affords the Board an opportunity to consider the qualifications of the proposed nominees and, to the extent deemed necessary or desirable by the Board, to inform shareholders about such qualifications.

                   Certain Information Concerning the Board of Directors

    Directors who are not officers of the Company are paid an annual retainer of $5,000 for serving on the Board plus an attendance fee of $750 per meeting. The retainer is based on six regular meetings annually. During 1995, the Board met seven times. The Board of Directors has an Audit
Committee and a Compensation Committee.   Committee members are paid an
attendance fee of $750 per meeting held on a day on which there is not a Board meeting.

    The Audit Committee held six meetings during 1995. The members of the committee, none of whom are employees of the Company, are William G. Barron, Philip A. Frantz, Glenn D. Higdon, Martin G. Wilson and Edward J. Zoeller. Philip A. Frantz has served as chairman of the Audit Committee since April 26, 1994. The functions of the Audit Committee include review of the programs of the Company's internal auditors, the results of their audits and the adequacy of the Company's system of internal controls and accounting practices. In addition, the committee has direct access to the Company's independent accountants, Geo. S. Olive & Co. LLC, and reviews the scope of their annual audit prior to its commencement and reviews the types of services for which the Company retains Geo. S. Olive & Co. LLC. The committee also reviews all regulatory examination reports.

    The Compensation Committee held one meeting during 1995 for the purpose of discussing the factors and criteria upon which the compensation of the Company's executive officers will be based in 1996. The members of the committee, none of whom are employees of the Company, are the same five directors that serve on the Audit Committee. The function of the Compensation Committee is to establish the compensation of members of executive management.

    The Company does not have a Nominating Committee.

    Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors, executive officers and holders of 10% or more of the outstanding Common Stock to file reports concerning their direct or indirect ownership of Company securities. The Company believes that all such reports were filed timely in compliance with Section 16(a) during 1995.

                         Executive Officers of the Company

The following table sets forth the names and ages of all executive officers of the Company and their positions. Except as set forth below, each executive officer has held the specified position for the last five years.

  Name                  Age          Position
  Robert E. Hoptry      57           Chairman of the Board, President
                                     and Chief Executive Officer

  Jay B. Fager          48           Treasurer and Chief Financial
                                     Officer (1)

  Daryl R. Tressler     44           Chairman of the Board, President
                                     and Chief Executive Officer
                                     of Union Bank (2)

  Michael K. Bauer      41           President and Chief Executive
                                     Officer of Regional Bank (3)

(1)Mr. Fager was elected Treasurer and Chief Financial Officer in September 1995. From January 1995 to September 1995, he served as Senior Vice President and Controller of Union Bank and also served as Vice President and Controller from April 1990 to September 1995.

(2)Mr. Tressler has served as President and Chief Executive Officer of Union Bank since January 11, 1994 and Chairman of the Board of Union Bank since April 26, 1994 and also serves as Vice President of the Company. Prior to that, he served as President and Chief Executive Officer of Peoples Bank from February 1, 1989 through June 30, 1994 at which time Peoples Bank merged with Union Bank.

(3)Mr. Bauer has served as President and Chief Executive Officer of Regional Bank since September 6, 1995 and also serves as Vice President of the Company. From 1988 to September 1995, Mr. Bauer was President and Chief Executive Officer of Harris Bank, Bartlett, Illinois. Prior to that, he served as Vice President and Senior Lending Officer of Suburban National Bank in Palatine, Illinois.

                              Executive Compensation

Report of Compensation Committee

The Compensation of the Company's executive officers is determined by the Compensation Committee comprised solely of non-employee directors of the Company. Salary ranges are established for all positions within the Company based upon comparative peer data as reported by the Indiana Bankers Association ("IBA") and the Bank Administration Institute ("BAI"). IBA data states the average compensation of a chief executive officer of an Indiana banking organization with $200 to $500 million in total assets is $167,648. According to BAI data, the average compensation paid to the chief executive officer operating a $250 to $500 million banking organization in the midwest region (Illinois, Indiana, Michigan, Ohio and Wisconsin) is $181,500.. The Company has established a salary range of $123,000 to $211,200 for its chief executive officer. The Compensation Committee considers the market performance of the Company's Common Stock relative to the market performance of the NASDAQ Market Index (U.S.) and the NASDAQ Bank Stock Index, and the Company's overall performance for the year, in establishing the compensation for the Chief Executive Officer within the approved salary range. The key performance measure the Committee used in determining Mr. Hoptry's 1995 compensation was its assessment of his ability and dedication to enhance the long-term value of the Company by continuing to provide the leadership and vision that he has provided throughout his tenure as Chief Executive Officer. An incentive compensation plan based on the Company's overall financial performance was implemented in 1995 for all employees.



COMPENSATION COMMITTEE


                              /s/William G. Barron, Chairman
                              /s/Philip A. Frantz
                              /s/Glenn D. Higdon
                              /s/Martin G. Wilson
                              /s/Edward J. Zoeller

Summary Compensation Table

  The following table summarizes compensation earned in 1995, 1994, and 1993, by the Company's Chief Executive Officer, and 1995 compensation earned for affiliate Chief Executive Officer.

                                         Annual Compensation

                                                             Other
                                                             annual
                                                             compen-
                                 Year    Salary($)  Bonus($) sation($)
Name and principal position(a)   (b)     (c)        (d)      (e) (1)
Robert E. Hoptry                 1995    $151,300
Chairman of the Board, President 1994    $144,000
and Chief Executive Officer      1993    $135,800


Daryl R. Tressler                1995    $103,000
Chairman of the Board, President
and Chief Executive Officer of
Union Bank

                                                Long term compensation
                                         Awards                Payouts

                                   Restricted                      All other
                                      stock                LTIP    compensa-
                                    award(s)    Options    pay-     tion
                                      ($)       SARs(#)   outs($)   ($)(2)
Name and principal position(a)        (f)        (g)       (h)       (i)
Robert E. Hoptry                                                   $20,795
Chairman of the Board, President                                   $19,657
and Chief Executive Officer                                        $16,275

Daryl R. Tressler                                                  $14,441
Chairman of the Board, President
and Chief Executive Officer of
Union Bank

(1)The only type of other annual compensation for each of the named officers was in the form of perquisites, and was less than the level required for reporting.

(2)Employer contributions to the Company's Retirement and Savings Incentive Plan and matching contributions under the Company's 401(k) feature within that Plan.

Performance Graph

     The following graphs compare the change in the Company's cumulative total shareholder return on its Common Stock with the NASDAQ Market Index (U.S.) and the NASDAQ Bank Stock Index.


                 COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN
         Assuming $100 Invested on 12/31/90 with dividends Reinvested

                             1990    1991     1992     1993     1994     1995
NASDAQ Market Index (U.S.) 100.000 160.564  186.866  214.511  209.686  296.304
NASDAQ Bank Stock Index    100.000 164.092  238.854  272.395  271.410  404.353
Indiana United Bancorp     100.000 100.660  152.004  174.958  169.616  207.500

                  COMPARISON OF SEVEN-YEAR CUMULATIVE TOTAL RETURN
           Assuming $100 Invested on 12/31/88 with dividends Reinvested

                             1988      1989     1990     1991
NASDAQ Market Index (U.S.) 100.000   121.177  102.911  165.237
NASDAQ Bank Stock Index    100.000   111.153   81.400  133.571
Indiana United Bancorp     100.000   137.624  156.003  157.033

                             1992      1993     1994     1995

NASDAQ Market Index (U.S.) 192.305   220.756  215.790  304.929
NASDAQ Bank Stock Index    194.427   221.729  220.927  329.143
Indiana United Bancorp     237.132   272.942  264.612  323.708

               Certain Relationships and Related Transactions

  The Company's subsidiaries have made, and expect to make in the future to the extent permitted by applicable federal and state banking laws, bank loans in the ordinary course of business to directors and officers of the Company and its subsidiaries, and their affiliates and associates, on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons. In the opinion of the Company, such loans do not involve more than a normal risk of collectibility or present other unfavorable features. In addition, the Company's banking subsidiaries have engaged, and in the future may engage, in transactions with such persons and their affiliates and associates as a depositary of funds, transfer agent, registrar, fiduciary and provider of other similar services.

                     Ratification of Appointment of Independent Accountants

                                          (Item 2 on Proxy)

The Company has appointed Geo. S. Olive & Co. LLC, Indianapolis, Indiana, as the Company's independent accountants for the fiscal year ending December 31, 1996. Geo. S. Olive & Co. LLC has served as the Company's independent accountants since 1983. Services provided to the Company and its subsidiaries by Geo. S. Olive & Co. LLC with respect to the fiscal year ended December 31, 1995 included the examination of the Company's consolidated financial statements and consultations on various tax matters. Representatives of Geo. S. Olive & Co. LLC will be present at the Annual Meeting to respond to appropriate questions and to make such statements as they may desire.

In the event shareholders do not ratify the selection of Geo. S. Olive & Co. LLC as the Company's independent accountants for the forthcoming fiscal year, such appointment will be reconsidered by the Board.

The Board recommends that shareholders vote "FOR" ratification of the appointment of Geo. S. Olive & Co. LLC as the Company's independent accountants for the 1996 fiscal year.

                              Shareholder Proposals

Any shareholder proposal intended to be presented at the 1997 Annual Meeting of Shareholders must be received by the Company by December 7, 1996 in order to be considered for inclusion in the Proxy Statement for the 1997 Annual Meeting.

The Company's Bylaws establish an advance notice procedure for shareholders to bring business before an annual meeting of shareholders of the Company
(the "Shareholder Notice Procedure"). The Shareholder Notice Procedure provides that at an annual meeting only such business may be conducted as has been brought before the meeting by, or at the direction of, the Board or by a shareholder who has given timely written notice to the Secretary of the Company of such shareholder's intention to bring such business before such meeting. Under the Shareholder Notice Procedure, to be timely, notice of shareholder proposals to be made at an annual meeting must be received by the Company not less than 60 days nor more tan 90 days prior to the scheduled date of the meeting (or, if less than 70 days notice or prior public disclosure of the date of the meeting is given, the 10th day following the earlier of (i) the day such notice was mailed or (ii) the day such public disclosure was made).

Under the Shareholder Notice Procedure, a shareholder's notice relating to the conduct of business must contain certain information about such business and about the proposing shareholder, including, without limitation, a brief description of the business the shareholder proposes to bring before the annual meeting, the reasons for conducting such business at such meeting, the name and address of such shareholder, the number of shares of Common Stock of the Company beneficially owned by such shareholder and any material interest of such shareholder in the business so proposed. If the Chairman of the Board or other officer presiding at a meeting determines that such business was not brought before the meeting in accordance with the Shareholder Notice Procedure, such business will not be conducted at such meeting.

By requiring advance notice of other proposed business, the Shareholder Notice Procedure is intended to provide an orderly procedure for conducting annual meetings of shareholders and, to the extent deemed necessary or desirable by the Board, will provide the Board with an opportunity to inform shareholders, prior to such meetings, of any business proposed to be conducted at such meetings, together with any recommendations as to the Board's position regarding action to be taken with respect to such business, so that shareholders can better decide whether to attend such a meeting or to grant a proxy regarding the disposition of any such business.

                           Other Matters

The only matters to be considered at the meeting or any adjournment thereof, so far as known to the Board of Directors, are those set forth in the Notice of Annual Meeting of Shareholders and routine matters incident to the conduct of the meeting. However, if any other matters should properly come before the meeting or any adjournment thereof, the Board of Directors intends that the persons named in the accompanying proxy form, or their substitutes, will vote the shares represented by such proxy form in accordance with their best judgment on such matters.

               Incorporation of Certain Documents by Reference

All reports and definitive proxy or information statements filed by the Company pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Securities Exchange Act of 1934 subsequent to the date of this Proxy Statement and prior to the date of the Annual Meeting will be deemed to be incorporated by reference into this Proxy Statement from the dates of filing of such
documents.   Any statement contained in a document incorporated or deemed to be incorporated in this Proxy Statement shall be deemed to be modified or superseded for purposes of this Proxy Statement to the extent that a statement contained herein or in any other subsequently filed document that also is or is deemed to be incorporated by reference modifies or supersedes such statement.


                                    By order of the Board of Directors,



                                    Sue Fawbush
                                    Secretary
Greensburg, Indiana
April 5, 1996